                                                                    EXHIBIT 99.2







            VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS
                             MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------------------------------------


ASSETS                                                                                2007             2006
Current assets
  Cash                                                                           $   113,993      $    45,974
  Accounts receivable                                                                209,492          510,210
  Inventory                                                                          527,507          133,088
  Prepaid expenses                                                                     8,894            5,292
                                                                                 -----------      -----------
     Total current assets                                                            859,888          694,565


Property and equipment - net                                                         366,384          267,670
Equipment under capital leases - net                                                  26,022             --
Deposits                                                                              14,259           12,253
Intangible assets - net                                                                5,338            4,446
                                                                                 -----------      -----------

                                                                                 $ 1,271,889      $   978,933
                                                                                 ===========      ===========

LIABILITIES AND STOCKHOLDER' DEFICIT

Current liabilities

   Accounts payable                                                              $   799,703      $   120,268
   Accrued expenses and other current liabilities                                    320,241           68,479
   Sales tax payable                                                                  34,141           36,469
   Current portion of long-term debt                                                  91,607           58,615
   Current portion of obligations under capital leases                                18,532             --
                                                                                 -----------      -----------
       Total current liabilities                                                   1,264,224          283,831

Long-term debt - net of current portion                                              280,181          286,599
Obligations under capital leases - net of current portion                              6,341             --
Loans payable - stockholders                                                           6,000           66,956

Stockholders' deficit
  Common stock, $.01 par value; 50,000,000 shares authorized,
     10,105,000 and 9,790,000 shares issued and outstanding at
     December 31, 2006 and 2005, respectively                                          6,251            2,501
  Additional paid-in-capital                                                       2,289,484          399,821
  Accumulated deficit                                                             (2,580,593)         (60,776)
                                                                                 -----------      -----------
      Total stockholders' deficit                                                   (284,858)        (341,546)
                                                                                 -----------      -----------

                                                                                 $ 1,271,889      $   978,933
                                                                                 ===========      ===========

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
QUARTER ENDED MARCH 31, 2007 AND 2005
-----------------------------------------------------------------------------------------------------


                                                                            2007              2006

Revenues - net                                                          $ 1,546,887      $ 1,195,590

Cost of revenues                                                            691,971          434,850
                                                                        -----------      -----------
Gross Margin                                                                854,916          760,741
                                                                        -----------      -----------
Operating expenses (including stock-based compensation or ($164,803
 and $77,321 for 2007 and 2006, respectively)                             1,626,310          581,403
                                                                        -----------      -----------

Loss from operations                                                       (771,394)         179,338

Other (income expenses                                                          129
     Interest income                                                            (49)
     Interest expense                                                           171              (28)
     Miscellaneous (income) expense                                          25,915           17,197
                                                                        -----------      -----------
                                                                             26,135           17,169
                                                                        -----------      -----------
Net loss                                                                $  (797,529)     $   162,196
                                                                        ===========      ===========

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
QUARTER ENDED MARCH 31, 2007 AND 2006
-----------------------------------------------------------------------------------------------

                                                                         2007            2006
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                            $(797,529)     $ 162,196
  Adjustments to reconcile net loss to net cash used by operating activities
      Depreciation and amortization                                      25,915         17,197
      Stock-based compensation                                          164,803         77,321
      Change in deferred revenue                                          4,031
      (increase) decrease in operating assets
         Accounts receivable                                           (174,226)      (164,661)
         Inventory                                                     (243,259)       (29,633)
         Prepaid expenses and other assets                                5,363         (4,788)
      Increase (decrease) in operating liabilities
         Accounts payable                                                12,166       (127,337)
         Accrued expenses and other current liabilities                 301,861         43,540
         Sales tax payable                                                4,950            194
                                                                      ---------      ---------
            Net cash used by operating activities                      (695,925)       (25,972)

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property and equipment                                  (71,545)        (9,312)
   Payment of security deposit                                           16,425           --
                                                                      ---------      ---------
            Net cash used by investing activities                       (55,120)        (9,312)

CASH FLOWS FROM FINANCING ACTIVITIES
   Repayment of capital leases                                           (2,040)       (13,303)
   Proceeds from convertible notes payable                                 --             --
   Proceeds from long-term debt, net of deferred financing
        costs of $5,338 in 2005                                          83,658
   Principal repayments of long-term debt                                  --             --
   Proceeds from loans payable - stockholders                              --           49,521
   Repayment of loans payable - stockholders                             (4,943)          --
   Proceeds from sale of common stock                                   871,058           --
                                                                      ---------      ---------
            Net cash provided by financing activities                   864,075         70,355
                                                                      ---------      ---------


Decrease in cash                                                        113,030         35,072

CASH
   Beginning of year                                                        963         10,903
                                                                      ---------      ---------

   End of year                                                        $ 113,993      $  45,974
                                                                      =========      =========

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies followed by Visual Management Systems Holding, Inc. ("VMS Holdings") and its wholly-owned subsidiaries, Visual Management Systems, LLC ("VMS, LLC") and Visual Management Systems PDG, LLC ("PDG"), collectively the "Company" in the preparation of the accompanying consolidated financial statements are summarized below:

NATURE OF BUSINESS OPERATIONS

The Company delivers protective technology solutions and remote management loss prevention surveillance systems and provides on-site consultations regarding its products. The Company also sells, installs, upgrades and services Digital Video Recording Systems. The Company is New Jersey-based and began operations in June 2003.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Visual Management Systems Holding, Inc. and its wholly owned subsidiaries, Visual Management Systems, LLC and Visual Management Systems PDG, LLC collectively the "Company." All inter-company transactions and balances have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash balances and trade receivables. The Company invests its excess cash in highly liquid investments. The Company's customer base is principally comprised of financial institutions. The Company does not require collateral from its customers.

ACCOUNTS RECEIVABLE AND CREDIT POLICY

Accounts receivable are uncollateralized customer obligations due under normal trade terms, ordinarily requiring payment within 30 days from the invoice date. Interest is not charged on unpaid receivables with invoice dates over 30 days old.

Accounts Receivable are stated in the amount billed to the customer. Payments of accounts receivable are allocated to the specific invoices identified on the customer's remittance advice or, if unspecified, are applied to the earliest unpaid invoices.

Management believes all accounts receivable to be fully collectible and, therefore, has not recorded an allowance as of March 31, 2007.

INVENTORY

Inventory, which consists of digital video recorders, security cameras and related installation materials, is stated at the lower of cost or market value. Cost is computed on the first-in, first-out method.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------


PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation charges with respect to property and equipment have been made by the Company using accelerated methods based on the following estimated useful lives:

                                                        ESTIMATED
                CLASSIFICATION                        LIFE (YEARS)
                --------------                        ------------

           Computer hardware and software              5 - 7
           Furniture and fixtures                        7
           Machinery and equipment                     5 - 7
           Vehicles                                      5

Expenditures for repairs and maintenance are charged to operations as incurred. Expenditures for betterments and major renewals are capitalized and, therefore, are included in property and equipment.

REVENUE RECOGNITION

The Company generates revenues from the sale and installation of remote management loss prevention systems. Revenue is recognized at the time of the installation. Amounts billed in advance of the period which service is rendered are recorded as a liability under "Deferred revenue."

ADVERTISING

Advertising costs are expensed as incurred and approximated $14,127 and $3,617 for the quarters ended March 31, 2007 and 2007 respectively.

INCOME TAXES

Deferred income tax assets and liabilities are recognized for the differences between financial and income tax reporting bases of assets and liabilities based on enacted tax rates and laws. The deferred income tax provision or benefit generally reflects the net change in deferred income tax assets and liabilities during the year. The current income tax provision reflects the tax consequences of revenues and expenses currently taxable or deductible on the Company's income tax return for the period reported.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT

The major classifications of property and equipment at March 31, 2007 are as follows:

                                       2007        2006

Computer hardware and software       81,405        85,123
Furniture and fixtures               44,248        68,886
Machinery and equipment             102,592        35,495
Vehicles                            277,911       165,441
                                    -------       -------

    Total cost                      506,156       351,956

Accumulated depreciation           (139,772)      (84,286)
                                    -------       -------
Property and equipment - net        366,384       267,670
                                    -------       -------



Depreciation included as a charge to operations amounted to $20,649 and $16,675 for the quarters ended March 31, 2007 and 2006 respectively.

EQUIPMENT UNDER CAPITAL LEASES

Equipment under capital leases at March 31 are as follows:

                                           2007         2006

Computer hardware and software            17,587        9,587
Machinery and equipment                   28,661       28,661
                                         -------      -------
    Total cost                            46,248       38,248
Accumulated amortization                 (20,226)      (6,448)
                                         -------      -------
Equipment under capital leases - net      26,022       31,800
                                         -------      -------

Amortization included as a charge to operations amounted to $2,000 and $ -0- for the quarter ended March 31, 2007 and 2006 respectively.

INTANGIBLE ASSETS

Intangible assets at March 31, are as follows:

                                           Gross
                            Amortization  Carrying   Accumulated
                              Period      Amount     Amortization       Net
                              ------      ------     ------------       ---
2006

Deferred financing costs     7 years     $ 5,338        $   -0-        $ 5,338


 2006

Deferred financing costs     7 years     $32,206       $  700.00       $31,506

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

Amortization expense amounted to $ -0- and $700.00 for the quarters ended March 31, 2007 and 2006 respectively.

Estimated future amortization expense within the next five years ending December 31 and thereafter are as follows:

                          2007     $   1,067.50
                          2008         1,067.50
                          2009         1,067.50
                          2010         1,067.50
                          2011         1,067.00
                          ----     ------------
                                   $   5,338.00

In 2006, the Company incurred $27,640 related to branding of the Company's technology and product. This asset has an indefinite and useful life and, accordingly, is not amortized and will be tested at least annually for impairment.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------


CONVERTIBLE DEBT

In September 2005, the Company issued $50,000 of 8% convertible notes dues on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock and warrants to purchase the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes.

In March 2006, the Company issued $50,00 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock and warrants to purchase the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes.

In March 2006, the Company issued $25,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock and warrants to purchase the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes.

In September 2006, the Company issued $50,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock and warrants to purchase the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes.

In March 2006, the Company issued $50,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock and warrants to purchase the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------


In March 2006, the Company issued $150,000 of 8% convertible notes due on March 15, 2008. Interest is payable semi-annually in March and September. The notes are convertible by the holder into shares of the Company's common stock and warrants to purchase the Company's common stock at any time at a conversion price of $2.50 per share, which is subject to adjustment based on the provisions of the agreement. The proceeds were primarily used for general corporate purposes.

During the first quarter 2007, the Company induced conversion of all outstanding warrants into common stock through a tow-for-one conversion offering.

In accordance with FAS-84, INDUCED CONVERSIONS OF CONVERTIBLE DEBT, the conversion of notes to common stock during the years ended December 31, 2006 and 2005 resulted in $264,990 and $58,890, respectively, of debt conversion expense.

LONG-TERM DEBT

Long-term debt at March 31 is as follows:

                                                                                    2007           2006
Term loans payable, collateralized by vehicles, due in monthly installments ranging from $404 - $612, including interest at fixed rates ranging from 3.90% - 8.69% and maturing through
November, 2012                                                                  $  201,101     $  207,700
                                                                                ----------     ----------

Term loan payable - due in monthly installments of $794 including interest at a fixed rate of 8.61% and maturing October 2013. The loan is secured by the personal guarantee of the majority stock-
 holder.                                                                            50,000         50,000

Small Business Association term loan due in monthly installments of $2,282 including interest at a fixed rate of 7.23% and maturing
January 2012.                                                                      120,687        116,661
                                                                                ----------     ----------

                                                                                   371,788        374,361
Less:  current portion                                                              91,607         76,094
                                                                                ----------     ----------
Long-term debt - net of current portion                                         $  280,181     $  298,267
                                                                                ----------     ----------

Aggregate maturities of long-term debt of the Company due within the next five years ending December 31 and thereafter, are as follows:

                2007           $ 76,094
                2008             77,809
                2009             80,060
                2010             59,586
                2011             49,892
                Thereafter       28,347
                               --------
                               $371,788
                               --------

OBLIGATIONS UNDER CAPITAL LEASES


VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

Obligations under capital leases at March 31 are as follows:

                                                                      2007        2006

Equipment leases - monthly payments ranging from $83 - $282,
Including interest between 15.33% - 19.03% and maturing through
June 2010.                                                          $24,873     $30,356

Less:  current portion                                               18,532      18,143
                                                                    -------     -------

Obligations under capital leases - net of current portion           $ 6,341     $12,213
                                                                    -------     -------

COMMITMENTS AND CONTINGENCIES

The Company conducts its operations from two facilities in New Jersey, New York, Virginia and Ohio with leases expiring on January 31, 2009, April 30, 2010, November 30, 2009 and November 30, 2007 respectively. Rent expense for the 3 months ended March 31, 2007 and 2006 respectively was $25,142 and $28,181 respectively.

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------


Minimum future rental payments under non-cancelable operating leases as of March 31, 2007 are approximately:

                       2007     $144,356
                       2008      116,797
                       2009       73,342
                       2010       18,035
                       2011         --
                                --------
                                $352,530
                                --------

INCOME TAXES

Income tax benefit is summarized as follows for the years ended December 31:

                                                       2006               2005

Federal and state - current                       $       --         $      --
                                                  ------------       -----------
Deferred                                                  --                --
Benefit from net operating loss carryforwards             --                --
Provision for income taxes                                --                --
                                                  ------------       -----------
                                                  $       --         $      --
                                                  ------------       -----------


                                                       2006              2005

Deferred income tax assets                        $ 169,600          $  53,600
Valuation allowance                                (169,000)           (53,600)
                                                  ------------       -----------
Deferred income tax assets - net                  $       --         $      --
                                                  ------------       -----------

The principal temporary difference that gives rise to deferred income tax assets is net operating loss carryforwards.

At December 31, 2006 and 2005, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $424,000 and $134,000, respectively expiring through 2012.


STOCK OPTION PLAN
The Company maintains a non-qualified stock option plan (the "Plan") that provides for the awarding of stock options to selected employees and non-employees. Options granted under the Plan become vested 50% one year from the date of grant and in full two years from the date of grant. Options are exercisable immediately upon vesting. No shares are reserved for the Plan and all shares are expected to be issued from authorized shares not yet outstanding, or from Treasury Stock, if available.

The Company estimated the fair value of each option award on the date of grant using the BSM valuation model. Assumptions about stock-price volatility have been estimated by management based upon the implied volatilities of publicly traded companies within the industry. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Forfeitures were estimated as management's best approximation.

The following table presents the weighted-average assumptions used to estimate the fair values of the stock options granted in the periods presented:

VISUAL MANAGEMENT SYSTEMS HOLDING, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
--------------------------------------------------------------------------------

                                                                      Dec 31, 2005    Dec 31, 2006     Mar 31, 2007
                                                                      ------------    ------------     ------------

Risk-free interest rate                                                   2.97%            4.90%           5.03%
Expected volatility                                                        150%            150%             150%
Expected life (in years)                                                    10              10               10
Weighted-average  estimated fair value of options granted during          $0.44            $1.59            1.62
the year


         The following table summarizes the activity under the Plan:



                                                                OPTIONS OUTSTANDING
                                          ---------------------------------------------------------
                                                         WEIGHTED-     WEIGHTED-
                                                         AVERAGE       AVERAGE          AGGREGATE
                                           NUMBER OF    EXERCISE      REMAINING         INTRINSIC
                                            SHARES        PRICE       TERM (YRS.)          VALUE
                                           ---------    --------      -----------      ----------
          Balance, January 1, 2005             --       $     --          --           $     --
               Granted                    1,410,000         1.25
               Exercised                       --            --
               Lapsed                          --            --
          Balance, December 31, 2005      1,410,000         1.25        9.50               618,567
                                          ---------         ----

               Granted                      440,000         1.25
               Exercised                       --            --
               Lapsed                          --            --
                                          ---------         ----
          Balance, December 31, 2006      1,850,000         1.25        8.75             1,318,427
                                          ---------         ----
                 Granted                    156,500         1.25
                 Exercised                     --            --         8.75
                 Lapsed                        --            --
          Balance, March 31, 2007         2,006,500         1.25        8.75             1,429,959
                                          =========         ====



SUBSEQUENT EVENT

Subsequent to December 31, 2006 the Company entered into negotiations with a venture capital group for the private placement of an undetermined number of shares of Company stock. The transaction could raise up to $5,000,000 in capital for the Company and is expected to be completed within one year.